UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 12, 2014

Date of Report

(Date of earliest event reported)

Bear State Financial, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

900 South Shackleford Rd., Suite 401		72211
Little Rock, Arkansas
(Address of principal executive offices)		(Zip Code)

(501) 320-4904

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 12, 2014, the Board of Directors of Bear State Financial, Inc. (the “Company”) announced that it declared a stock dividend of 1 share of common stock, par value $0.01 per share (“Common Stock”) for every 9 shares of Common Stock owned by holders of record at the close of business on December 1, 2014. The stock dividend will be payable on December 15, 2014. Shareholders will receive cash in lieu of any fractional share of Common Stock that they otherwise would have been entitled to receive in connection with the stock dividend.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is included with this Report:

Exhibit No.	Description

99.1	Press Release, dated November 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STATE FINANCIAL, INC.

Date: November 12, 2014	By:	/s/ Richard N. Massey
	Name:	Richard N. Massey
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated November 12, 2014